SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 28, 2002

                            Switchboard Incorporated
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-28871                04-3321134
         --------                     ---------                ----------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                      Identification No.)

                                120 Flanders Road
                          Westboro, Massachusetts 01581
                          -----------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 898-1122
                           ---------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                          ----------------------------
          (Former Name or Former Address, if Changed Since Last Report)

The undersigned Registrant hereby amends its Current Report on Form 8-K dated June 28, 2002 to read in its entirety as follows:

Item 4.     Changes in Registrant's Certifying Accountant.

    (a)     Dismissal of Independent Accountant.
            -----------------------------------

            The Registrant dismissed the firm of Arthur Andersen LLP ("AA") as the Registrant's independent accountant, on June 28, 2002.

            AA's reports on the Registrant's financial statements for the last fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

            The decision to dismiss AA was recommended by management and the Registrant's Audit Committee and was approved by the Registrant's Board of Directors.


            During the Registrant's most recent fiscal year and through June 28, 2002, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.

            During the Registrant's most recent fiscal year and through June 28, 2002, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.


    (b)     Engagement of New Independent Accountant.
            ----------------------------------------

            The Registrant has engaged Ernst & Young LLP ("EY") as the Registrant's independent accountant effective June 28, 2002.

            During the most recent fiscal year and through June 28, 2002 prior to engaging EY, neither the Registrant nor anyone on its behalf consulted EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that EY concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement or a reportable event described in section (a) above.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Financial Statements of Businesses Acquired.
         -------------------------------------------

            Not applicable.


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


    (b)  Pro Forma Financial Information.
         -------------------------------
         Not applicable.

    (c)  Exhibits.
         --------
            The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.


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



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SWITCHBOARD INCORPORATED



Dated: July 3, 2002                   By: /s/ Robert P. Orlando
                                          ---------------------
                                          Robert P. Orlando
                                          Vice President and Chief Financial
                                          Officer (Principal Financial and
                                          Accounting Officer)




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



                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -------------------------------------
16.1             Letter of Arthur Andersen LLP.



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